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                                                                  EXHIBIT 23.02

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 20, 1998 (except for Note 18, as to which the date is April 16, 1998), in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Federated Investors, Inc. dated April 17, 1998.

                                       /s/ Ernst & Young LLP

                                       Ernst & Young LLP

Pittsburgh, Pennsylvania

April 16, 1998